Exhibit 10.2
IFTH ACQUISITION CORP.
STOCK OPTION AGREEMENT
(NON-PLAN)
THIS STOCK OPTION AGREEMENT (the “Stock Option Agreement”) is entered into as of the                      day of                     , by and between IFTH Acquisition Corp., a Delaware corporation (the “Company”) and                      (the “Grantee”).
WITNESSETH
WHEREAS, the Company has determined that it is in the best interests of the Company to grant to the Grantee a stock option covering shares of the common stock of the Company (the “Common Stock”) to be issued outside of any Company stock option plan; and
WHEREAS, the Grantee desires to accept the stock option and agrees to be bound by the terms and conditions of this Stock Option Agreement.
NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Grantee agree as follows:
1. Grant of Option. The Company, subject to the terms and conditions of this Stock Option Agreement, hereby grants to the Grantee, effective                      (the “Grant Date”), the right to purchase from the Company at a price of $                     per share (the “Exercise Price”) an aggregate of                      shares of Common Stock (the “Option”), purchasable as set forth in, and subject to the terms and conditions of, this Stock Option Agreement.
2. Administration of Option. The Board of Directors of the Company (the “Board”) shall administer the Option. The Board shall have the authority, in its sole and absolute discretion, to construe and interpret the terms of this Stock Option Agreement, and to make all other determinations deemed necessary or advisable for administering this Stock Option Agreement. Each determination, interpretation and other action made or taken pursuant to the provisions of this Stock Option Agreement by the Board in good faith shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Grantee and the Company, and their respective heirs, executors, administrators, personal representatives and other successors in interest.
3. Vesting and Exercisability of Option. Subject to the limitations on exercise in Section 8 of this Stock Option Agreement, the Grantee’s interest in the Option shall vest and be exercisable immediately on the Grant Date.
4. Term of Option. The Option shall expire and terminate and cease to be exercisable with respect to any shares of Common Stock at 5:00 p.m. on                     .

5. Exercise of Option.
(a) The Option may be exercised by delivering to the Company a written or electronic notice of the Grantee’s intention to exercise the Option, which shall set forth, inter alia, (1) the Grantee’s election to exercise the Option, (2) the number of full shares of Common Stock being purchased, (3) at the request of the Company, any representations, warranties and agreements regarding the Grantee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws, and (4) payment in full of the aggregate Exercise Price.
(b) The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities law, as they are in effect on the date of exercise.
(c) Payment of the aggregate Exercise Price and any applicable withholding taxes may be made by one of the following methods:
(i) By cash, certified or cashiers’ check, bank draft or money order; or
(ii) Through a “cashless exercise sale and remittance procedure” pursuant to which the Grantee shall concurrently provide irrevocable instructions (1) to a brokerage firm approved by the Company to effect the immediate sale of the purchased shares and remit to the Company, out of the sales proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable through the purchased shares plus applicable federal, state and local income, employment, excise, foreign and other taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.
6. Nontransferability of Option. The Option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that the Option may be transferred in whole or in part by will or the laws of descent and distribution.
7. Shares; Adjustment Provisions.
(a) Shares of Common Stock to be issued under this Stock Option Agreement shall be made available, at the discretion of the Board, either from authorized but unissued shares, from issued shares reacquired by the Company or from shares purchased by the Company on the open market specifically for this purpose.
(b) The existence of this Stock Option Agreement and the Option granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or any affiliate, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the shares of Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of the Company or any affiliate or sale or transfer of all or part of the assets or business of the Company or any affiliate, or any other corporate act or proceeding.

(c) If there is any change in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, spin-out, recapitalization, merger, consolidation, reorganization, combination or exchange of shares, or otherwise, the number of shares subject to this Option and the Exercise Price thereof, as applicable, shall be appropriately adjusted by the Board.
8. Maximum Exercise.
(a) Notwithstanding anything herein to the contrary, in no event will the Grantee be entitled to exercise any portion of the Option in excess of that portion of any stock options of the Company issued to Grantee that, upon exercise, the sum of which (i) the number of shares of common stock of the Company beneficially owned by Grantee (other than shares of common stock that may be deemed beneficially owned through the ownership of the unexercised portion of any stock options of the Company issued to Grantee or the unexercised or unconverted portion of any other security of Grantee subject to a limitation on conversion analogous to the limitations contained herein) and (ii) the number of shares of common stock of the Company issuable upon the exercise of the portion of Grantee’s Option with respect to which the determination of this proviso is being made, would result in Beneficial Ownership by Grantee and his or her Affiliates of any amount greater than 4.99% of the then outstanding shares of common stock of the Company (whether or not, at the time of such exercise, the Grantee and his or her Affiliates beneficially own more than 4.99% of the then outstanding shares of common stock of the Company). In the event the Grantee is not able to exercise any portion of the Option due to the exercise limitations of this Section 8(a), such unexercised portion of the Option will remain outstanding until the earlier to occur of (x) the Grantee’s exercise of the unexercised portion in accordance with the terms and conditions of this Stock Option Agreement, including this Section 8, or (y)                     . However, the limitations imposed by this Section 8 do not apply to an Option exercised by the Grantee in accordance with the “cashless exercise sale and remittance procedure” set forth in Section 5(c)(ii) of this Stock Option Agreement.
(b) As used in this Section 8, the term “Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).   As used in this Section 8 the term “Beneficial Ownership” shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in this Section 8(a)(i) above.

9. Tax Withholding. The Company’s obligation to deliver shares upon the exercise of the Option shall be subject to the Grantee’s satisfaction of all applicable Federal, state and local income, excise, and employment tax withholding requirements tax obligations. The Grantee may satisfy any such tax obligations in any of the manners provided in Section 5(c) above for payment of the purchase price. The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Grantee any tax obligations not timely satisfied.
10. Notices. All notices and other communications under this Stock Option Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) upon confirmation of receipt when such notice or other communication is sent by facsimile or telex, (c) one (1) day after delivery to an overnight delivery courier, or (d) on the fifth (5th) day following the date of deposit in the United States mail if sent first class, postage prepaid, by registered or certified mail. If to the Company, any notice shall be sent to:
IFTH Acquisition Corp.
1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445
If to the Grantee, any notice shall be sent to:

Either party hereto may change such party’s address for notices by notice duly given pursuant hereto.
11. Rights as a Stockholder. Neither the Grantee nor any of the Grantee’s successors in interest shall have any rights as a stockholder with respect to any shares of Common Stock subject to the Option until the Grantee or his successor, as the case may be, shall have become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such shares, except as otherwise specifically provided for herein.
12. Securities Law Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Grantee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other federal or state statutes having similar requirements as may be in effect at that time). Further, the Company may require as a condition of transfer of any Option Shares pursuant to any exercise of the Option that the Grantee furnish a written representation that he or she is purchasing or acquiring the Option Shares for investment and not with a view to resale or distribution to the public. The Grantee hereby represents and warrants that (i) neither the offering nor the sale of the Option Shares has been registered under the Securities Act in reliance upon exemptions from the registration provisions of the Securities Act, (ii) the Option Shares purchased by the Investor must be held by it indefinitely unless (A) the sale or transfer thereof (1) is subsequently registered under the Securities Act, or an exemption from such registration is available, or (2) such transfer does not constitute an “offer” or a “sale” within the meaning of the Securities Act, and (B) such transfer of the Option Shares is subject to receipt by the Company, in its sole discretion, of an opinion of counsel satisfactory to it that such transfer will be in full compliance with all applicable laws relating to registration of securities or exemptions therefrom, (iii) the Company is under no obligation to register the Option Shares on the Grantee’s behalf or to assist the Grantee in complying with any exemption from registration, and (iv) the officers of the Company will rely upon the representations and warranties made by the Grantee in this Agreement in order to establish such exemption from the registration provisions of the Securities Act. Each certificate representing Option Shares shall bear any legends that may be required by the Company or by any federal or state securities laws. Further, if the Company decides, in its sole and absolute discretion, that the listing or qualification of the Option Shares under any securities or other applicable law is necessary or desirable, the Option shall not be exercisable, in whole or in part, unless and until such listing or qualification, or a consent or approval with respect thereto, shall have been effected or obtained free of any conditions not acceptable to the Company.
13. Accredited Investor. The Grantee currently qualifies, and at the time of the sale of the Option subscribed for herein will qualify, as an Accredited Investor, as that term is defined in Regulation D promulgated under the Securities Act.
14. Headings. The headings of the sections of this Stock Option Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.
15. Amendments. This Stock Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.
16. Waiver. No waiver by either party hereto, at any time, of any breach by the other party of, or compliance with, any condition or provision of this Stock Option Agreement to be performed by such other party, shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No modification or waiver of any of the provisions of this Stock Option Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced. The failure of any party hereto at any time to require performance by another party of any provision of this Stock Option Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Stock Option Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Stock Option Agreement.
17. Benefits of Agreement. This Stock Option Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Grantee and all rights granted to the Company under this Stock Option Agreement shall be binding upon the Grantee and, to the limited extent set forth herein, the Grantee’s heirs, legal representatives and successors. No other person shall have any rights under this Stock Option Agreement.

18. Severability. If any one or more provisions of this Stock Option Agreement is deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity or enforceability of the remaining legal and enforceable provisions herein, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.
19. Entire Agreement. This Stock Option Agreement contains the entire understanding and agreement between the parties hereto, and supersedes all prior understandings and agreements between them respecting the subject matter hereof.
20. Governing Law/Jurisdiction. This Stock Option Agreement shall be governed, construed, performed and enforced in accordance with its express terms, and otherwise in accordance with the laws of the State of Florida without regard to its principles of conflict of laws. The parties hereby consent to jurisdiction over their persons in the State of Florida and hereby irrevocably consent to exclusive jurisdiction of any court located within Palm Beach County, Florida.
21. Counterparts. This Stock Option Agreement may be executed in any number of counterparts, which may be by facsimile, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Option Agreement as of the day and year first above written.

IFTH ACQUISITION CORP.

By:

Name:

Title:

, Grantee

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